UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 25, 2012

BTU International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-17297	04-2781248
(Commission File Number)	(IRS Employer Identification No.)

23 Esquire Road, N. Billerica, Massachusetts	01862
(Address of Principal Executive Offices)	(Zip Code)

(978) 667-4111

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of BTU International, Inc. (the “Company”) was held in North Billerica, Massachusetts on May 25, 2012. At that meeting, the stockholders considered and acted upon the following proposal:

1. The Election of Directors. By the vote reflected below, the stockholders elected the following individuals to serve as directors until the 2013 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

	Votes For	Votes Withheld	Uncast Votes(1)
Paul J. van der Wansem	7,173,111	62,458	200
Joseph F. Wrinn	7,042,258	193,311	200
John E. Beard	7,166,488	69,081	200
G. Mead Wyman	6,723,838	511,731	200
J. Samuel Parkhill	7,003,042	232,527	200
Bertrand Loy	7,157,274	78,295	200

(1)	The Company was unable to determine the intend of the stockholder based on the executed proxy card that was submitted.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2012

By:	/s/ Peter J. Tallian
Name: Title:	Peter J. Tallian Chief Financial Officer